UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21404
ING Clarion Real Estate Income Fund
(Exact name of registrant as specified in charter)
259 N. Radnor-Chester Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2005

ING Clarion Real Estate Income Fund

ING REAL ESTATE

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

The ING Clarion Real Estate Income Fund (the “Fund”) delivered another year of solid performance in 2005 with high income and stable to growing net asset value. The Fund’s stock price closed at $15.39 per share and the NAV was $17.85 per share at 12/31/05. The Fund paid dividends of $1.795 per common share in 2005 including a large special dividend of $0.415 per share declared and paid in December. For the year, the Fund’s return was 11.25% on an NAV basis and 5.85%[1] on a market value basis. The lower market return is due to the widening discount of the Fund’s share price relative to NAV. On 12/31/05, the share price was trading at a 14.0% discount to the NAV. In 2005, the NAREIT Equity REIT index rose 12.03%, the Morgan Stanley REIT Preferred Index (MSRP) rose 3.62%, and the Lehman CMBS index rose 2.36%. A blended benchmark of 60% REITs, 20% MSRP, and 20% CMBS rose 8.62% in 2005. On an NAV basis, your manager exceeded the blended benchmark by 2.62% last year.

At year-end, the Fund’s investments were well diversified by vehicle and by property type as shown in the charts below. The Fund was invested primarily in REIT common stock 76% and had 11% in fixed income securities and cash (primarily CMBS), and 13% in preferred stock issued by real estate companies. Our decision to maintain a relatively high exposure to REIT common stock within the fund helped performance as REITs significantly outperformed both preferred stock and CMBS last year. Given the Fund’s primary objective of high current income, our stock selection within the allocation to REITs was skewed to higher-yielding value securities. Though allowed to invest up to 30% of the Fund in fixed income securities, we improved the Fund’s performance by keeping a relatively low weighting in CMBS during the year. Our similarly low overall allocation to preferred stock also helped performance during the year.

Total preferred stock and debt of the Fund was $116 million (or 30% of the fund’s total assets), which is well below the 33% “leverage” discussed in the Fund’s offering documents. We chose to lock in attractive longer-term rates on $84 million by executing two interest rate swaps in April 2004. These swaps have an average rate of 3.7% thus assuring an attractive low interest cost for the average remaining term on the swaps of 2.33 years as of 12/31/05.

In late December, the Fund made a large special distribution of $0.415 per share in addition to the continuing regular monthly dividend of $0.115 per share. The Fund’s dividend level is determined by the board with consideration of the actual and anticipated level of investment income and the expectation that we might realize some part of the unrealized capital appreciation of the Fund’s investments over the course of time as part of the active management of the investment portfolio. Our goal is to establish a level monthly dividend which can be supported by the earned income including realized capital gains from the investment portfolio while minimizing the need for large special dividends. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

REIT returns exceeded our forecast for 5%-10% returns in 2005. For the sixth consecutive year, REITs outperformed the S&P 500. The best performance by property sector came from the storage (+26.6%), mall (+17.8%), office (+15.2%), and apartment (+14.7%) sectors in 2005. Despite negative revisions in earnings prospects for the year, the apartment and office sectors were buoyed by a number of public company mergers and acquisitions announced or completed during the year. Five apartment companies (Cornerstone, Summit, Gables, AMLI, and Town and Country) and three office companies (CRT Properties, Prentiss Properties, and Arden Realty) were acquired.

2005 was another good year for REIT dividends, easily the best year since 2001. All but one of the 13 largest equity REITs (those over $5 billion equity market cap) raised their dividends. The median increase of these 12 increases was 5.6%. Dividend growth was driven by earnings growth which accelerated in 2005 to 7% (up from 5% 2004). Growth in the hotel, mall, and industrial sectors was actually better than expected but was offset by lowered expectations for office, apartments, storage, and shopping centers.

Annual Report  December 31, 2005   1

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

Despite slowing flows to REIT mutual funds, real estate remained very much an investor favorite this year in the context of improving real estate fundamentals, continued low interest rates, and lackluster returns to alternative investments in stocks and bonds. Cap rates continued to decline despite a slight increase in long-term interest rates. 14 mergers and acquisitions were announced or closed in 2005. Five were mergers where one public real estate company acquired another for a total of $13 billion. The other nine acquisitions were “going-private” transactions worth almost $24 billion were announced in 2005 where shareholders were paid cash prices which were generally 10% or more above the stock prices prior to the deal announcement. These privatization deals suggest that REITs are still attractively priced relative to the private markets. Currently, we estimate that public company valuations represent a premium of only 2% to the private market values for equivalent real estate portfolios.

New IPOs and new stock issuance dropped significantly from 2004 levels as only seven new companies completed their Initial Public Offerings (IPOs) in 2005, down sharply from the 26 IPOs completed in 2004. Overall, new stock issuance decreased by 26% to $10 billion in 70 offerings (down from $13.5 billion in 98 offerings for 2004). Despite the “bull market” for REIT stocks, it is worth noting that the number of mergers and acquisitions this year outnumbered new public offerings by 2 to 1.

We expect a benign backdrop for real estate in 2006. Low interest rates by historical standards and a moderately growing economy form an ideal environment for real estate investors. We look for another such year in 2006. We expect the Federal Reserve to stop raising short term interest rates soon (after another two or three increases to 4.5%-4.75%). However, we expect long-term interest rates (which are much more determinative of real estate cap rates) to peak at 5%-5.25%. We expect inflation to stay in check as economy cools a bit under the combined influence of higher interest rates, higher energy costs, no new tax stimulus, and the drag of large fiscal deficits and large trade deficits. Nonetheless, we look for the U.S. economy to grow at a rate of 3%-4%. All-in-all, we expect a good backdrop for real estate again this year.

Real estate securities (both equities and fixed income securities) should continue to deliver positive performance in 2006 for many of the reasons they were positive last year including continued attractive relative dividend yields and improving real estate market fundamentals driving accelerating earnings growth. In fact, we would not be surprised to see some earnings multiple contraction in 2006. Nonetheless with dividend yields of 4-5% and 7-8% earnings growth, real estate stocks can still deliver attractive positive returns even with some modest earnings multiple contraction.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson

President and
Chief Executive Officer

Index Definitions: The Morgan Stanley REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

The NAREIT Equity REIT Index is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

The Lehman Brothers CMBS Index is an unmanaged index designed to measure the performance of the commercial mortgage-backed securities (CMBS) market.

[1]	Market value total investment return does not take into effect open market purchases under the dividend re-investment plan as required by generally accepted accounting principles. Such market value total investment return calculated in accordance with generally accepted accounting principles is disclosed in the financial highlights table of the annual report.

2  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund
Portfolio of Investments December 31, 2005

		Market
Shares		Value

	Common Stock – 106.6%
	Real Estate Investment Trusts (“REIT”) – 106.6%
77,700	AMB Property Corp.	$3,820,509
403,800	Amli Residential Properties Trust	15,364,590
85,100	Arden Realty, Inc.	3,815,033
9,800	AvalonBay Communities, Inc.	874,650
13,000	Boston Properties, Inc.	963,690
125,000	Brandywine Realty Trust	3,488,750
356,400	Camden Property Trust	20,642,688
206,600	CBL & Associates Properties, Inc.	8,162,766
182,800	Colonial Properties Trust	7,673,944
260,100	Commercial Net Lease Realty	5,298,237
80,600	Developers Diversified Realty Corp.	3,789,812
215,000	Digital Realty Trust, Inc.	4,865,450
186,429	EastGroup Properties, Inc.	8,419,134
56,500	Equity Office Properties Trust	1,713,645
75,000	Extra Space Storage, Inc.	1,155,000
13,000	Federal Realty Investment Trust	788,450
310,700	First Industrial Realty Trust, Inc.	11,961,950
320,200	Health Care REIT, Inc.	10,854,780
520,100	Heritage Property Investment Trust	17,371,340
219,500	Highwoods Properties, Inc.	6,244,775
40,100	Hospitality Properties Trust	1,608,010
190,900	iStar Financial, Inc.	6,805,585
435,810	Liberty Property Trust	18,674,458
44,500	Mack-Cali Realty Corp.	1,922,400
787,500	Maguire Properties, Inc.	24,333,750
194,900	Mid-America Apartment Communities, Inc.	9,452,650
260,200	Nationwide Health Properties, Inc.	5,568,280
499,000	New Plan Excel Realty Trust	11,566,820
245,100	Newcastle Investment Corp.	6,090,735
321,500	OMEGA Healthcare Investors, Inc.	4,047,685
234,553	Pennsylvania Real Estate Investment Trust	8,762,900
100,000	Post Properties, Inc.	3,995,000
233,700	Prentiss Properties Trust	9,506,916
106,400	Reckson Associates Realty Corp.	3,828,272
65,000	Regency Centers Corp.	3,831,750
64,500	SL Green Realty Corp.	4,927,155
92,600	Sovran Self Storage, Inc.	4,349,422
230,000	Strategic Hotel Capital, Inc.	4,733,400
166,700	Trizec Properties, Inc.	3,820,764
246,600	Trustreet Properties, Inc.	3,605,292
120,000	Ventas, Inc.	3,842,400

	Total Common Stock (cost $234,587,726)	282,542,837

	Preferred Stock – 17.4%
	Real Estate Investment Trusts (“REIT”) – 17.4%
75,000	Affordable Residential Communities, Series A	1,455,000
70,000	Apartment Investment & Management Co., Series R	1,786,400
80,000	Apartment Investment & Management Co., Series V	2,016,800
51,000	CBL & Associates Properties, Inc., Series C	1,290,300
65,000	Cedar Shopping Centers, Inc.	1,713,075
59,600	Federal Realty Investment Trust	1,535,892
20,000	Glimcher Realty Trust, Series F	512,500
85,000	Glimcher Realty Trust, Series G	2,128,825
130,000	Innkeepers USA Trust, Series C	3,175,900
150,000	iStar Financial, Inc., Series F	3,757,500
170,000	LaSalle Hotel Properties, Series B	4,378,350
50,000	Maguire Properties, Inc., Series A	1,225,000
35,000	Nationwide Health Properties, Inc.	3,627,750
82,200	Pennsylvania Real Estate Investment Trust	4,594,980
80,000	SL Green Realty Corp., Series C	2,015,200
40,000	Sunstone Hotel Investors, Inc., Series A	1,008,000
385,000	The Mills Corp., Series E	9,856,000

	Total Preferred Stock (cost $45,955,936)	46,077,472

	Convertible Preferred Stock – 1.2%
	Real Estate Investment Trusts (“REIT”) – 1.2%
50,000	Crescent Real Estate, 6.75%, Series A	1,081,250
80,000	Windrose Medical Properties Trust, 7.50%, Series A	2,020,000

	Total Convertible Preferred Stock (cost $3,067,734)	3,101,250

See notes to financial statements.
Annual Report  December 31, 2005   3

ING Clarion Real Estate Income Fund     Portfolio of Investments continued

Principal		Market
Amount		Value

	Mortgage-Related Securities – 9.0%
	Chase Commercial Mortgage Securities Corp.,
$1,000,000	Series 1997-1, Class F 7.37%, 6/19/29 (a)	$1,053,398
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G 5.44%, 9/15/30 (a)	2,450,675
	CS First Boston Mortgage Securities Corp.,
2,000,000	Series 2002-CP3, Class J 6.00%, 7/15/35 (a)	1,865,700
3,500,000	Series 2002-CP3, Class K 6.00%, 7/15/35 (a)	2,946,020
2,000,000	Series 2003-C5, Class K 5.23%, 12/15/36 (a)	1,695,400
2,000,000	Series 2003-C5, Class L 5.23%, 12/15/36 (a)	1,476,480
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J 5.06%, 7/12/35 (a)	3,015,414
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L 4.93%, 4/15/35 (a)	2,778,217
4,000,000	Series 2003-C7, Class L 5.44%, 10/15/35 (a)	2,945,000
3,800,000	Series 2003-C8, Class K 5.03%, 11/15/35 (a)	3,229,848
77,828,017	Series 2004-C12, Class IO 2.64%, 7/15/41 (a)(b)	389,140

	Total Mortgage-Related Securities (cost $22,249,394)	23,845,292

Principal		Market
Amount		Value

	Corporate Bonds – 6.3%
650,000	Ashton Woods Finance USA LLC 9.50%, 10/01/15 (a)	589,063
3,250,000	Denny’s Corp./ Holdings, Inc. 10.00%, 10/01/12	3,315,000
2,607,000	Ingles Markets, Inc. 8.875%, 12/01/11	2,711,280
1,000,000	O’Charley’s, Inc. 9.00%, 11/01/13	1,020,000
2,500,000	Petro Stopping Centers, LP 9.00%, 2/15/12	2,525,000
1,000,000	Standard Pacific Corp.
	9.25%, 4/15/12	1,033,750
1,000,000	Stanley-Martin Communities LLC
	9.75%, 8/15/15 (a)	915,000
3,300,000	The Jean Coutu Group, Inc. (Canada) 8.50%, 8/01/14	3,036,000
1,630,000	WCI Communities, Inc.
	10.625%, 2/15/11	1,630,000

	Total Corporate Bonds
	(cost $17,717,956)	16,775,093

	Total Investments – 140.5% (cost $323,578,746)	372,341,944
	Liabilities in Excess of Other Assets – (0.9%)	(2,423,922)
	Preferred Shares, at redemption value – (39.6%)	(105,000,000)

	Net Assets Applicable to Common Shares – 100.0% (c)	$264,918,022

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to $25,349,355 or 9.6% of net assets.

(b)	Interest-only security. Rate shown is effective yield as of December 31, 2005.

(c)	Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.

See notes to financial statements.
4  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2005

Assets
Investments, at value (cost $323,578,746)	$372,341,944
Cash	93
Receivable for investment securities sold	37,770,979
Dividends and interest receivable	3,302,593
Unrealized appreciation on swap contracts	1,634,861
Other assets	18,737

Total Assets	415,069,207

Liabilities
Payable for investment securities purchased	33,708,292
Line of credit payable	10,880,000
Dividends payable — preferred shares	218,166
Management fee payable	197,189
Accrued expenses and other liabilities	147,538

Total Liabilities	45,151,185

Preferred Shares, at redemption value
$.001 par value per share; 4,200 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	105,000,000

Net Assets Applicable to Common Shares	$264,918,022

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 14,838,484 shares issued and outstanding	$14,838
Additional paid-in capital	201,494,017
Distributions in excess of net investment income	(234,567)
Accumulated net realized gain on investments and swap contracts	13,245,675
Net unrealized appreciation on investments and swap contracts	50,398,059

Net Assets Applicable to Common Shares	$264,918,022

Net Asset Value Applicable to Common Shares
(based on 14,838,484 common shares outstanding)	$17.85

See notes to financial statements.
Annual Report  December 31, 2005   5

ING Clarion Real Estate Income Fund
Statement of Operations For the Year Ended December 31, 2005

Investment Income
Dividends	$16,818,603
Interest (Net of foreign withholding taxes of $11,662)	3,412,620

Total Investment Income		$20,231,223

Expenses
Management fees	3,157,496
Interest expense on line of credit	288,131
Auction agent fees — preferred shares	272,085
Printing fees	105,712
Administration fees	87,554
Transfer agent fees	60,720
Legal fees	60,542
Trustees’ fees and expenses	46,871
Custodian fees	32,792
Insurance fees	20,420
Audit fees	18,598
AMEX listing fee	12,044
Miscellaneous expenses	1,117

Total Expenses		4,164,082
Management fee waived		(928,675)

Net Expenses		3,235,407

Net Investment Income		16,995,816

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Investments		19,218,237
Swap contracts		(349,377)

		18,868,860

Net change in unrealized appreciation/depreciation on:
Investments		(6,144,138)
Swap contracts		1,950,234

		(4,193,904)

Net Gain on Investments and Swap Contracts		14,674,956

Dividends and Distributions on Preferred Shares from
Net investment income		(3,600,897)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$28,069,875

See notes to financial statements.
6  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the Year	For the Year
	Ended	Ended
	December 31, 2005	December 31, 2004

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$16,995,816	$14,308,408
Net realized gain on investments and swap contracts	18,868,860	1,602,509
Net change in unrealized appreciation/depreciation on investments and swap contracts	(4,193,904)	36,858,708
Dividends and distributions on Preferred Shares from net investment income and capital gains	(3,600,897)	(1,669,131)

Net increase in net assets applicable to Common Shares resulting from operations	28,069,875	51,100,494

Dividends and Distributions on Common Shares
Distribution of net investment income	(9,527,615)	(11,375,175)
Distribution of capital gains	(9,627,249)	(4,728,560)
Distribution of return of capital	(7,480,216)	(1,987,344)

Total dividends and distributions on Common Shares	(26,635,080)	(18,091,079)

Capital Share Transactions
Other	—	(25,636)

Net decrease from capital share transactions	—	(25,636)

Net Increase in Net Assets	1,434,795	32,983,779
Net Assets Applicable to Common Shares
Beginning of year	263,483,227	230,499,448

End of year (net of distributions in excess of net investment income of $234,567 and $139,066, respectively)	$264,918,022	$263,483,227

See notes to financial statements.
Annual Report  December 31, 2005   7

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Year Ended December 31, 2005

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$28,069,875

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Increase in unrealized appreciation on swap contracts	(1,950,234)
Net change in unrealized appreciation/depreciation on investments	6,144,138
Net accretion of bond discount and amortization of bond premium	(452,794)
Net realized gain on investments	(19,218,237)
Cost of long-term securities purchased	(72,758,920)
Proceeds from sale of long-term securities	91,479,668
Increase in dividends and interest receivable	(185,554)
Increase in receivable for investment securities sold	(21,629,832)
Decrease in other assets	9,978
Decrease in accrued expenses and other liabilities	(104,885)
Increase in management fee payable	2,887
Increase in payable for investment securities purchased	22,652,512

3,988,727

Net Cash Provided by Operating and Investing Activities	32,058,602

Cash Flows From Financing Activities:
Cash distributions paid on Common Shares	(26,635,080)
Increase in dividends payable — preferred shares	101,499
Decrease in line of credit payable	(5,525,000)

Net Cash Used in Financing Activities	(32,058,581)

Net increase in cash	21
Cash at Beginning of Year	72

Cash at End of Year	$93

See notes to financial statements.
8  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund
Financial Highlights

			For the Period
	For the	For the	September 16, 2003(1)
Per share operating performance for a Common Share	Year Ended	Year Ended	through
outstanding throughout the period	December 31, 2005	December 31, 2004	December 31, 2003

Net asset value, beginning of period	$17.76	$15.53	$14.33	(2)

Income from investment operations
Net investment income(3)	1.15	0.96	0.33
Net realized and unrealized gain on investments and swap contracts	0.97	2.60	1.08
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.24)	(0.11)	(0.01)

Total from investment operations	1.88	3.45	1.40

Dividends and Distributions on Common Shares
Net investment income	(0.64)	(0.77)	(0.20)
Capital gains	(0.65)	(0.32)	—
Return of capital	(0.50)	(0.13)	—

Total dividends and distributions to Common Shareholders	(1.79)	(1.22)	(0.20)

Net asset value, end of period	$17.85	$17.76	$15.53

Market value, end of period	$15.39	$16.32	$15.06

Total investment return(4)
Net asset value	11.25%	23.38%	9.83%
Market value	5.57%	17.77%	1.77%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$264,918	$263,483	$230,499
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.25%	1.32%	1.19	%(5)
Net expenses, before fee waiver+	1.61%	1.68%	1.47	%(5)
Net investment income, after preferred share dividends	5.17%	5.37%	7.08	%(5)
Preferred share dividends	1.40%	0.70%	0.20	%(5)
Net investment income, before preferred share dividends +	6.57%	6.07%	7.25	%(5)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.87%	0.90%	1.05	%(5)
Net expenses, before fee waiver+	1.12%	1.15%	1.30	%(5)
Net investment income, after preferred share dividends	3.61%	3.67%	6.21	%(5)
Preferred share dividends	0.97%	0.49%	0.17	%(5)
Net investment income, before preferred share dividends +	4.58%	4.16%	6.38	%(5)
Portfolio turnover rate	19.61%	21.90%	3.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000	$105,000	$105,000
Net asset coverage per share of preferred shares	$88,076	$87,734	$79,881

(1)	Commencement of operations.

(2)	Net asset value at September 16, 2003.

(3)	Based on average shares outstanding.

(4)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan.

(5)	Annualized.

+	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.
Annual Report  December 31, 2005   9

ING Clarion Real Estate Income Fund
Notes to Financial Statements December 31, 2005

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and ING Clarion Capital, LLC, an affiliate of the advisor, is the Trust’s sub-advisor (the “Sub-Advisor”). The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-date, subject to reclassification upon notice of the character. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the year ended December 31, 2005. Details of the swap agreements outstanding as of December 31, 2005 were as follows:

		Notional
	Termination	Amount	Fixed		Unrealized
Counterparty	Date	(000)	Rate	Floating Rate	Appreciation

Citigroup	04/30/2007	$42,000	3.30%	1 Month LIBOR	$790,079
Citigroup	04/30/2009	42,000	4.08%	1 Month LIBOR	844,782

					$1,634,861

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets

10  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Affiliated Agreements

The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Sub-Advisor, which will select the trust’s real estate fixed-income securities. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). For the year ended December 31, 2005, the Trust incurred management fees of $2,228,821 which are net of $928,675 in management fees waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust less certain Trust start-up costs assumed by the Advisor in organizing and offering the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $72,758,920 and $91,479,668, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2005, the adjustments were to decrease additional paid-in capital by $7,618,560, increase accumulated net realized gain on investments by $4,101,149 and increase undistributed net investment income by $3,517,411 due to the difference in the treatment for book and tax purposes of certain investments.

Information on the tax components of net assets as of December 31, 2005 is as follows:

			Net Tax	Net Tax		Undistributed
Cost of			Unrealized	Unrealized		Long-Term
Investments	Gross Tax	Gross Tax	Appreciation	Appreciation	Other	Capital Gains/
for Tax	Unrealized	Unrealized	on	on Swap	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Contracts	Differences	Capital Loss)

$323,675,831	$50,494,267	$(1,828,154)	$48,666,113	$1,634,861	$(234,567)	$13,342,760

For the year ended December 31, 2005 and 2004, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $13,184,939 and $12,750,524 of ordinary income, $9,570,822 and $5,022,342 of long-term capital gain and $7,480,216 and $1,987,344 of return of capital, respectively.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 33 1/3% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other
Annual Report  December 31, 2005   11

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $115,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At December 31, 2005, there was an outstanding borrowing of $10,880,000 in connection with the Trust’s line of credit.

The average daily amount of borrowings within the year ended December 31, 2005, was $7,606,585 with a related weighted average interest rate of 3.68%. The maximum amount outstanding within the year ended December 31, 2005, was $16,405,000.

8. Capital

The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust has not issued any common shares in 2005 and 2004. At December 31, 2005, the Trust had outstanding common shares of 14,838,484 with a par value of $0.001. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended December 31, 2005, the annualized dividend rates range from:

	High	Low	At December 31, 2005

Series W28	4.40%	2.40%	4.40%

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.
12  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ING Clarion Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Trust’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

PHILADELPHIA, PENNSYLVANIA

February 14, 2006
Annual Report  December 31, 2005   13

ING Clarion Real Estate Income Fund
Supplemental Information  (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $31,719 was received by the Trust through December 31, 2005. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $31,719 of investment income qualified for the dividends-received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2005.

Trustees
The Trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 46	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2	Board member of the Community Coalition of Chester County (since 2005).

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 62	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995 to present); National Trustee of the Boys and Girls Clubs of America (1997 to present). Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 49	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to September 1, 1998; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Serves on the Advisory board member of the HBS Club of Philadelphia (2000-present) and the board of The Philadelphia Foundation (2004-present).

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 69	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 to present); Director on the Boards of Tri-Arc Financial Services, Inc. (1989- 2004) and Magellan Insurance Company Ltd. (1995-2004); former Director of Medallion Financial Corporation (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989); trustee of the Madison Square Boys and Girls Club (1978 to present).

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 70	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club 1999-2004, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

John Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 61	3 years/1 year	Trustee/Audit Committee Financial Expert	Senior Vice President and CFO of Triumph Group, Inc., 1993- present.	2	Serves on the Board of PBHG Funds, Inc. and PBHG Insurance Series Fund (since 1997); the Philadelphia/ Washington Advisory Board of FM Global (since 2004); and Board of Old Mutual Advisor Funds (since 2004).

(1)	After a Trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves. Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

14  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund  Supplemental Information continued

Officers

The Officers of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

Name, Address*, Age	Term of Office and	Principal Occupations
and Position(s) held	Length of Time	During The Past
with Registrant	Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 28 Chief Financial Officer	since 2006	Vice President of ING Clarion Real Estate Securities, L.P. since 2005

Heather Trudel 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 33 Secretary	since inception	Director of ING Clarion Real Estate Securities, L.P. since 1995

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, 2005, is also available, without charge and upon request by calling the Trust at 1-888-711-4CRA or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report  December 31, 2005   15

ING Clarion Real Estate Income Fund  Supplemental Information continued

Board Considerations in Approving the Advisory Agreement and the Sub-Advisory Agreement

During the year ended December 31, 2005, the Trust’s Board of Trustees (“Board” or “Trustees”) approved the continuation of the investment management agreement (“Advisory Agreement”) between the Advisor and the Trust, as well as the agreement (“Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor (See Note 4). In connection with its deliberation with respect to these Agreements, the Board considered a range of information (“Board Materials”) provided to the Board by the Advisor and Sub-Advisor, and was represented by independent counsel. Overall, the Board concluded that continuation of the Advisory and Sub-Advisory Agreements was in the best interests of the Trust and its shareholders, as well as consistent with the expectations of the Trust’s shareholders. In determining to approve the Advisory Agreement and Sub-Advisory Agreement, the Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board and by the Trust’s Independent Trustees, in approving these Agreements, including the Board’s conclusions with respect to these factors, appears below.

With respect to the Advisory Agreement, the Board considered the nature, extent and quality of advisory services provided by the Advisor, including the performance of the Trust, as well as the other services provided to the Trust by the Advisor. In concluding that the services provided by the Advisor were satisfactory and supported continuation of the Advisory Agreement, the Board evaluated the Advisor’s personnel, experience, investment process (including brokerage practices) and compliance program, as well as the administrative oversight of the Trust’s operations provided by the Advisor. With respect to the Trust’s performance, the Board concluded that the Trust’s performance, particularly in light of the Trust’s income objective was satisfactory, and generally consistent with the performance achieved by a peer group of similarly managed investment companies and other accounts managed by the Advisor, as well as appropriate performance indices.

The Board also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. The Board took into account the quality of the Advisor’s services as well as advisory fees charged to other comparable closed-end real estate funds and other assets comparably managed by the Advisor. Based on this review, the Board concluded that the advisory fee structure under the Advisory Agreement is reasonable and supports renewal of the investment management agreement. During the course of its review, the Board also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust (including the fee paid by the Advisor to the Sub-Advisor) and the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust. The Board concluded that, based on the profit levels reported by the Advisor and in light of the specific facts and circumstances of the Trust, the advisory fees paid to the Advisor has not resulted in a profit (including allowance for return on entrepreneurial risk) to the Advisor that is excessive or beyond the range that would have been negotiated at arm’s length. In this regard, the Board did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth.

With respect to its decision to approve continuation of the Sub-Advisory Agreement, the Board considered (i) the Advisor’s presentation with respect to the nature, extent and quality of advisory services provided by the Sub-Advisor, including the performance achieved by the Sub-Advisor; and (ii) the fee received by the Sub-Advisor from the Advisor for its services. Of primary importance in the Board’s decision to continue the Sub-Advisory Agreement was the Advisor’s assessment of the quality of the services provided by the Sub-Advisor. While the Board was informed with respect to the performance of other accounts managed by the Sub-Advisor, information about the Sub-Advisor’s cost in providing services to the Trust and similar factors, the Board did not consider these matters to be of substantial significance in its deliberations in light of the fact that the Sub-Advisor’s fee is paid by the Advisor, the limited role of the Sub-Advisor and the fact that overall management services are provided by, and overall responsibility for the operation and performance of the Trust is the responsibility of, the Advisor).

16  Annual Report  December 31, 2005

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone number: (800) 433-8191.

ING Clarion Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Investment Sub-Advisor
ING Clarion Capital, LLC
New York, New York

Administrator, Custodian and Transfer Agent
The Bank of New York
New York, New York

Preferred Shares — Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, at least a majority of the committee’s members have past employment experience sufficient to render each of them “financially sophisticated”, within the meaning of the American Stock Exchange Company Guide (Section 121 (B)) as in effect as of the date hereof. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
2005: $35,000
2004: $31,500
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2005: $0
2004: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2005: $10,500
2004: $0
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2005: $0
2004: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
       (i) The Trust has policies and procedures (the “Policy”) for the pre-approval by the Trust’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service-Pre-Approval Documents”). At its first meeting of each calendar year, the Audit Committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.
     For the Purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.
     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.
     Requests or applications to provide Covered Services that require approval by the Audit Committee must be submitted to the Audit Committee by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Audit Committee between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that for the fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 are as follows:
2005: $37,190
2004: $18,100
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor and to ING Clarion Capital LLC, its sub-advisor, pursuant to the proxy voting procedures of the Advisor and the sub-advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
T. Ritson Ferguson
Managing Director and Chief Investment Officer
13 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Real Estate Income Fund
By:/s/ T. Ritson Ferguson
Name: T. Ritson Ferguson
Title: President and Chief Executive Officer
Date: March 3, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:/s/ T. Ritson Ferguson
Name: T. Ritson Ferguson
Title: President and Chief Executive Officer
Date: March 3, 2006
By:/s/ Jonathan A. Blome
Name: Jonathan A. Blome
Title: Treasurer and Chief Financial Officer
Date: March 3, 2006